UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            February 6, 2003

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

000-24261	Delaware	68-0140361
(Commission	(State or other jurisdiction of incorporation)	(IRS Employer
File Number)		Identification No.)

15 Koch Road, Suite J, Corte Madera, California	94925
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 924-1005

Item 5.  Other Events.

On February 6, 2003, we issued a press release announcing our fourth quarter and year end sales results for fiscal 2002.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 6, 2003, regarding the registrant’s fourth quarter and year end sales results for fiscal 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: February 6, 2003	By:	/s/ Kevin W. Shahan
Kevin W. Shahan, Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 6, 2003, regarding the registrant’s fourth quarter and year end sales results for fiscal 2002.